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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 --------------



Date of Report (Date of earliest event reported): DECEMBER 28, 2000


                           IBIS TECHNOLOGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



MASSACHUSETTS                         0-23150                    04-2987600
--------------                     -------------            -------------------
(State or other                     (Commission               (IRS Employer
jurisdiction of                     File Number)            Identification No.)
incorporation)


32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS         01923
-------------------------------------------------------------
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code: (978) 777-4247

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ITEM 5.   OTHER EVENTS.

         On December 28, 2000 the Registrant publicly disseminated a press release announcing that it has licensed from IBM the right to manufacture and sell SIMOX-SOI wafers using IBM's proprietary SIMOX process to IBM and all of the Registrant's customers. Under this royalty-bearing license agreement, the Registrant may use IBM's process to produce SIMOX-SOI wafers, which it will market as Advantox-MLD(TM). A complementary product to the Registrant's existing Advantox(R) product line, Advantox-MLD(TM) wafers will be broadly marketed to integrated circuit manufacturers looking to accelerate their SOI adoption process. Under this agreement the Registrant grants IBM rights to its patents utilized in the modified low dose ("MLD") process. Additionally, as part of the agreement the Registrant will grant IBM warrants to purchase the Registrant's common stock.

         The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
------   ---------------------------------

(c)      Exhibit.

         99.1      The Registrant's Press Release dated December 28, 2000.


                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IBIS TECHNOLOGY CORPORATION
                                       ---------------------------
                                       (Registrant)



Date: December 28, 2000                /s/ DEBRA L. NELSON
                                       ------------------------------------
                                       Debra L. Nelson, Chief Financial Officer


                                       3

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                                  EXHIBIT INDEX

EXHIBIT                                               SEQUENTIAL
NUMBER         DESCRIPTION                            PAGE NUMBER

99.1           The Registrant's Press Release         5
               dated December 28, 2000